EXHIBIT 1.1(G)(1)
FORM OF
GUARANTOR JOINDER AND ASSUMPTION AGREEMENT
This Guarantor Joinder and Assumption Agreement ("Joinder") is made this ____ day of __________, 201_, by __________________________, a(n) _________________ [limited liability company/limited partnership/general partnership/corporation] (the "New Guarantor").
Background
Reference is made to (i) that certain Credit Agreement, dated as of May 9, 2016 (as may be amended, modified, supplemented or restated from time to time, the "Credit Agreement"), by and among Black Box Corporation, a Delaware corporation (the "Borrower"), the Guarantors party thereto, the Lenders party thereto, and PNC Bank, National Association, in its capacity as administrative agent for the Lenders (the "Administrative Agent"), (ii) that certain Guaranty and Suretyship Agreement, dated as of May 9, 2016 (as may be amended, modified, supplemented or restated from time to time, the "Guaranty Agreement"), made by the Guarantors party thereto and each other Person that joins thereunder as a guarantor, in favor of the Administrative Agent and the Lenders, (iii) the Security Agreement (as defined in the Credit Agreement), (iv) the Pledge Agreement (as defined in the Credit Agreement), (v) the Patent, Trademark and Copyright Security Agreement (as defined in the Credit Agreement), (vi) the Intercompany Subordination Agreement (as defined in the Credit Agreement) and (vii) the other Loan Documents referred to in the Credit Agreement, as the same may be modified, supplemented, amended or restated.
Agreement
Capitalized terms defined in the Credit Agreement are used herein as defined therein. In consideration of the New Guarantor becoming a Guarantor under the terms of the Credit Agreement and in consideration of the value of the synergistic benefits received by New Guarantor as a result of becoming affiliated with the Borrower and the Guarantors, the New Guarantor hereby agrees that: (i) on the date hereof, it shall execute and deliver to the Administrative Agent for the benefit of the Lenders any applicable documents as set forth in this Joinder; and (ii) effective as of the date hereof, it hereby is, and shall be deemed to be, and assumes the obligations of, a "Guarantor" and a "Loan Party" jointly and severally with the existing Guarantors and Loan Parties under the Credit Agreement, a "Guarantor" jointly and severally with the existing Guarantors under the Guaranty Agreement, a "Grantor" jointly and severally with the existing Grantors under the Security Agreement, a "Pledgor" jointly and severally with the existing Pledgor under the Pledge Agreement, a "Grantor" jointly and severally with the existing Grantors under the Patent, Trademark and Copyright Security Agreement, a "Company" jointly and severally with the existing Companies under the Intercompany Subordination Agreement and a "Guarantor" or "Loan Party" (or other applicable term), as the case may be, under each of the other Loan Documents to which the Guarantors or Loan Parties are a party and agrees that from the date hereof and until Payment In Full, the New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally, each of the terms, provisions and waivers of the Credit Agreement, the Guaranty

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Agreement, the Security Agreement, the Pledge Agreement, the Patent, Trademark and Copyright Security Agreement, the Intercompany Subordination Agreement and each of the other Loan Documents which are stated to apply to or are made by a Guarantor or a Loan Party. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties with respect to the Guarantors set forth in Section 5 of the Credit Agreement is true and correct as to the New Guarantor on and as of the date hereof as if made on and as of the date hereof by the New Guarantor (except representations and warranties which relate solely to an earlier date or time which representations and warranties shall be true and correct on and as of the specific date or times referred to in said representations and warranties) and (ii) the New Guarantor has heretofore received a true and correct copy of the Credit Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement, the Patent, Trademark and Copyright Security Agreement, the Intercompany Subordination Agreement and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.
The New Guarantor hereby makes, affirms, and ratifies in favor of the Lenders and the Administrative Agent the Credit Agreement, the Guaranty Agreement, the Security Agreement, the Pledge Agreement, the Patent, Trademark and Copyright Security Agreement, the Intercompany Subordination Agreement and each of the other Loan Documents given by the Guarantors to the Administrative Agent and any of the Lenders.
The New Guarantor expressly ratifies and confirms the waiver of jury trial provisions contained in the Credit Agreement, the Guaranty Agreement, the Intercompany Subordination Agreement and the other Loan Documents, as applicable.
The New Guarantor is simultaneously delivering to the Administrative Agent the following documents together with this Joinder required under Section 10.15 [Joinder of Guarantors] of the Credit Agreement:

Document

[Opinion of Counsel
Landlord or other third party waivers

Stock (or equivalent) certificates under Pledge Agreement and related transfer powers

Lien searches

Good standing certificates

Officer's Certificate

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Secretary's Certificate (or equivalent thereof)
UCC-Financing Statement naming New Guarantor as debtor][1]
Schedules to Credit Agreement[2]
Schedule 5.1.2 Subsidiaries
Exhibits to Security Agreement
Exhibit A Location of Place of Business, Etc.
Exhibit B Additional Locations
Exhibit C Organizational Information
Exhibits to Pledge Agreement
Exhibit A Pledged Interests
Schedules to Patent, Trademark and Copyright Security Agreement
Schedule A Patents
Schedule B Trademarks
Schedule C Copyrights

In furtherance of the foregoing, the New Guarantor shall execute and deliver or cause to be executed and delivered at any time and from time to time such further instruments and documents and do or cause to be done such further acts as may be necessary or proper in the opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Joinder and the other Loan Documents.
________________________
1 Administrative Agent to identify the full list of documents required pursuant to Section 10.15 of the Credit Agreement.
2 Borrower to update any additional schedules it deems necessary in order to maintain accuracy of representations and warranties

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Delivery of an executed counterpart of a signature page of this Joinder by telecopy or e‑mail shall be effective as delivery of a manually executed counterpart of this Joinder.

[INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, and intending to be legally bound, the New Guarantor has duly executed this Joinder and delivered the same to the Administrative Agent for the benefit of the Lenders, on the date and year first above written, with the intention that it constitute a document under seal.

NEW GUARANTOR:

By:	(SEAL)
Name:
Title:
Acknowledged and accepted:
PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By:
Name:
Title:

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ACKNOWLEDGMENT

STATE/COMMONWEALTH OF __________    )
        )    SS:
COUNTY OF __________        )
On this, the ___ day of ______, 20___, before me, a Notary Public, personally appeared _______________ who acknowledged himself/herself to be the ____________ of ___________, a _________ ______________ (the "Company"), and that he/she, as such officer of the Company, executed the foregoing instrument for the purposes therein contained by signing his/her name on behalf of the Company.
IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public
My Commission Expires:

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